UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:       March 13, 2017

 Micropac Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-5109	75-1225149
(State or other jurisdiction	(Commission File Number)	(IRS employer
of incorporation)		Identification No.)

905 East Walnut Street, Garland, Texas	75040
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:     (972) 272-3571

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07: Submission of Matters to a Vote of Security Holders

(a)	The Company held its 2017 annual meeting of stockholders (the "Annual Meeting") on March 10, 2017.

(b)             At the Annual Meeting, stockholders voted on the following three proposals (described in detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on February 09, 2017). The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal One: The five director nominees received the following votes:

Nominee	For	Withheld
Heinz-Werner Hempel	2,076,297	1,425
Mark W. King	2,076,622	1,100
Richard Hoesterey	2,022,442	55,280
Eugene A. Robinson	2,075,522	2,200
Connie J. Wood	2,075,522	2,200

All five nominees listed above were elected to serve for a term ending at the Company's 2018 annual meeting of stockholders.

Proposal Two: The "Say on Pay" non-binding advisory vote on the compensation of the named executive officers of the Company received the following votes:

For	Against	Abstain
2,021,172	54,030	2,520

The advisory proposal was approved.

Dated 03/13/2017	MICROPAC INDUSTRIES, INC.
(Registrant)

	By:	/s/ Mark King
(Signature)
Mark King Chief Executive Officer